UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2008 (December 23, 2008)
LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10689	0013-2842791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 354-4900
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Liz Claiborne, Inc. (the “Company”) has amended the Liz Claiborne, Inc. 2005 Supplemental Executive Retirement Plan (the “Plan”). The Plan has been amended to permit participants to make a special one-time distribution election in accordance with the transition relief for compliance with Section 409A of the Internal Revenue Code set forth in IRS Notice 2007-86.
A copy of the amended Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the amended Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the amended Plan.
Item 9.01. Financial Statements and Exhibits

Exhibit
Number	Description

10.1	Amended 2005 Supplemental Executive Retirement Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.
Date: December 31, 2008	By:	/s/NICHOLAS RUBINO
		Name:	Nicholas Rubino
		Title:	Senior Vice President -Chief Legal Officer; General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amended 2005 Supplemental Executive Retirement Plan.